                                                                   EXHIBIT 23(a)
                                                  CONSENT OF ARTHUR ANDERSEN LLP

                                                                   EXHIBIT 23(a)
                                                  CONSENT OF ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 17, 1996 included or incorporated by reference in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.





Arthur Andersen LLP

Atlanta, Georgia
October 23, 1996